CDT
Controlled Delivery Technology

Conquer
Delivery Barriers

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
Self Correcting Oral Linear Release -
Enabling Technologies for Oral Medications
SCOLR Pharma
®
CDT® is a registered trademark of SCOLR Pharma, Inc.
SCOLR & CDT logo and design are trademarks of SCOLR Pharma, Inc.
Exhibit 99.1

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties. These statements represent management’s present expectations of future events and are subject to a number of important factors that could cause actual results to differ materially from those described in the forward-
looking statements.
Please refer to the risk factors and other cautionary language includ-
ed in our reports and other filings with the Securities and Exchange
Commission and available on our website.
We assume no obligation to update these forward-looking
statements.

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
SCOLR Pharma: A Differentiated Oral Drug Delivery Company
Proprietary, validated technology - CDT® platform
Greater extended-release flexibility
Enhanced bioavailability
Less complex/cost-effective formulations
Develops, licenses and commercializes novel products with
significant market potential
Distributed risk pipeline of internal and partnered targets with significant market potential
Significant partnerships include
Dr. Reddy’s
BioCryst Pharmaceuticals
Perrigo
Market is forecast to increase 48% to reach $52.1 billion in revenues by 2010*
*Kalorama Information 2007 (Cited by In-Pharma
Technologist.com 1-17-2007

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
CDT® – A Better Oral Drug Delivery Alternative
New generation of less complex, cost-effective tablet/capsule formulations
Uses standard GRAS ingredients and equipment
Based on a portfolio of 5 recently issued and pending patents for
Robust, predictable and programmable extended-release
Improved solubility/absorption/permeability/consistency
Gastro-intestinal (GI) stable formulations
Applicable to broad range of drug types and classes and consumer products
Provides novel formulations with robust, predictable and programmable drug release
15 validating clinical studies, n > 400, as of 10/07
Successful commercialization/scale-up > 100 million tablets shipped

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
Dr. Reddy’s Laboratory (DRL) – Collaboration & License Agreement
Develop/commercialize CDT-based cardiopulmonary drug
BioCryst Pharmaceuticals - Research Collaboration
Develop novel oral formulation of anti-viral Peramivir, IM/IV treatment in development for seasonal and life threatening
influenza, including the avian flu
Perrigo Company – Development and Distribution Alliance
5 CDT - based nutraceutical products currently on the market
Largest provider of store brand nutritional and over-the-counter
(OTC) pharmaceutical products in the U.S.
Global Consumer Products Company - Collaboration
Novel application of SCOLR technology for existing global
consumer product
Important Current Collaborations Expand Pipeline Potential

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
CDT Difference: Broadly Applicable, Flexible, Cost-Effective Sustained Release
Numerous for
polymer
3-4,
tablet
12 or more
Numerous for
micro-bead
36 or more 18 or more 2-3
Estimated
Manufacturing
Steps
Multiple
manufacturing
steps, complex
processes
Multi-particulate,
erosion,
dissolution
No
Biovail
(FUZE®)
Specialized
manufacturing
equipment,
complex
Multi-layered
tablet,
hydrophilic
matrix,
swellable
polymer matrix
Yes
Pacira
Former Skyepharma
(GeoMatrix®)
Multiple
manufacturing
steps, complex
processes
Multi-particulate,
erosion,
dissolution
Yes
Flamel
(Micropump®)
Labopharm
(Contramid®)
Alza
(OROS®)
SCOLR
(CDT®)
Special
engineered
polymer, limited
source,
availability and
application
Complex,
payload
restrictions,
fragile, short
exclusivity
Limitations*
*As compared
with SCOLR’s
CDT Matrix
Technology
Hydrophilic
matrix,
swellable
polymer matrix
Reservoir
device, osmotic
pump
Hydrophilic
matrix,
swellable
polymer
matrix
Mode of Action
No Yes
Yes
(Over 40)
Wide Range of
Drugs Tested

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
CDT Difference: Less Complex Solubility/Absorption Enhancement
Medium High High High High Low
Estimated
Level of
Complexity
Complex,
specialized
equipment,
further
formulation
required to
delivery orally
and prevent
agglomeration
Mill the drug
down to the sub-
micron size in
order to increase
surface area for
enhanced
solubility
Nano/Micron
Milling
Complex,
specialized
equipment,
further
formulation
required to
delivery orally
and prevent
agglomeration
Engineered
nano sphere.
Drug is applied
onto the surface,
or inside
Altair
(Ti Nanosphere)
Complex,
specialized
equipment,
further
formulation
required to
delivery orally
and prevent
agglomeration
Cyclodextrin
inclusion
complex.  “Mask”
the insoluble
drug by
incorporating
into a soluble
sugar ring
Cydex
(Inclusion
complex)
Solid
Dispersion
Elan
(Nanocrystal)
SCOLR
(CDT®)
Used alone or in
combination.
Often needed to
prevent
agglomeration
Complex,
specialized
equipment,
further
formulation
required to
delivery orally
and prevent
agglomeration
Simple
granulation,
can be
incorporated
into tablets or
capsules
Comments
Suspend drug
into inert/soluble
matrix in order to
prevent
agglomeration
during hydration
Super critical
fluid process, re-
formation of
nanometer sized
drug crystals
Hydrophilic
matrix, swellable
polymer matrix
Process
Description

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
Building Pipeline Through Disciplined Target Selection
Robust Proprietary Database
Rigorous Selection Criteria
Market size
Exclusivity status, patent
expiration
Partnership interest
Competition
Cost to market
Time to market
Drug suitability
Regulatory pathway
Improvements to existing
therapy
Novelty & patent protection

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
Growing OTC & Rx Pipeline with Market > $15 B
Formulation work in progress,
Preclinical evaluation in progress
TBD Influenza
Peramivir (BioCryst) - IR
Cardiopulmonary Drug
(Dr. Reddy’s)
Formulation work completed, pilot
trials planned for 2008
TBD
Alzheimer’s
Disease
Rivastigmine – 24 hr.
Formulation work completed, pilot
trials planned for 2008
TBD
Schizophrenia,
bipolar mania
Risperidone – 24 hr.
Two pilot trials completed, Pivotal
trial requirements being evaluated
TBD
Chemo-
induced
nausea,
vomiting
Ondansetron – 24 hr.
Two pilot trials completed, Pivotal
trial requirements being evaluated
TBD Osteoporosis
Raloxifene - IR
CDT® Rx Targets
ANDA submission 2008 2008
Late
2009
Cough/Cold Pseudoephedrine – 12 hr.
Pivotal – Phase III Trials
started Q-4, 2007
2008
Late
2009
Analgesia Ibuprofen - 12 hr.
Sub-
mission
Phase III
Phase
I/II
Pre-
clinical
Comments
Status
Est.
Launch
Indication CDT® OTC Targets
Confidential

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
Consumer Product Pipeline with Markets > $ 2 B
Confidential
TBD
Nutritional
Supplement(s)
Other(s)
Consumer Products
Formulation development and
evaluation in progress
TBD
Confidential
Undisclosed
Application
Formulation Scale Up Marketed
Introduced Q-2, 2007
Q-2,
2007
Nutritional
Supplement
Calcium w/ Vitamin D
Introduced Q-4, 2006
Q-4,
2006
Nutritional
Supplement
Glucosamine –
Chondroitin (Low
Sodium)
Introduced Q-4, 2006
Q-4,
2006
Nutritional
Supplement
Glucosamine
Complex
Introduced Q-4, 2006 Q-4,
2006
Nutritional
Supplement
Glucosamine –
Chondroitin - MSM
Introduced Q-1, 2006
Q-2,
2006
Nutritional
Supplement
Glucosamine -
Chondroitin
Comments
Est.
Launch
Indication
CDT® Dietary
Products
Confidential

YOUR BRAND
Once Daily Formula
All Day
EXTENDED RELEASE
Patented Extended Release Formula
Calcium 600mg
with Vitamin D 500IU
60 Caplets
YOUR BRAND
Once Daily Formula
All Day
EXTENDED RELEASE
Glucosamine HCl 1500mg
Chondroitin Sulfate Sodium 1200mg
Patented Extended Release Formula
YOUR BRAND
Once Daily Formula
All Day
EXTENDED RELEASE
Patented Extended Release Formula
Glucosamine 500mg
Chondroitin 400mg
with MSM 200mg
60 Caplets
12 Hour
YOUR BRAND
Once Daily Formula
12 Hour
EXTENDED RELEASE
Patented Extended Release Formula
Sodium Free
Glucosamine 500mg
Chondroitin 400mg
12 Hour
YOUR BRAND
Once Daily Formula
12 Hour
EXTENDED RELEASE
Patented Extended Release Formula
Glucosamine
Sulfate 750mg

Release Profile*
Percent of Label Claim
100%
80%
60%
40%
20%
1 HR
3 HRS
6 HRS
18 HRS
Time Interval (Hours)
All Day Extended Release
Standard Release
*Glucosamine Sulfate HCl

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
CDT-Nutritional Products With Perrigo
Innovation: Better Than Brand!
5 Current Extended-Release Products …
Sodium Free, Glucosamine Sulfate;
Glucosamine/Chondroitin & Glucosamine
Chondroitin/MSM, Calcium w/ Vit. D:
Convenient - once/day
Active ingredients delivered over extended
time period
Exclusive and patented

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
2000 / US Patent # 6,090,411
“Salt Patent” allows for simple two step processing. Uses ionic interactions to correct for the limitations in other first generation matrix based systems
2002 / US Patent # 6,337,091
“Dual Polymer Patent” allows for simple production of tablets or capsules.  Uses ionic and anionic polymers to correct for limitations in other biphasic/triphasic systems
2003/2005/2007 US Patents # 6,517,868, # 6,936,275 and # 7,229,642
“Amino Acids Patent” allows for simple production of tablets.  Uses hydrophobic/polar interactions to facilitate solubility and potentially permeability
2004/ beyond
Additional patent filings and continuations in process
Platform Consists of Recently Issued CDT® Patents

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
Current OTC Development Targets
$9 billion Combined Market (1)
$ 1.0 billion
(combined
global market)
- ANDA trials completed,
Q-2, 05
- ANDA submission planned 2008
- 1/3
rd
size of current OTC
products
- Lower cost
- Patent protected
OTC
Decongestant
CDT – 12 hr
Pseudoephedrine
$ 8.0 billion
(Global OTC
analgesic)
- Reacquired rights
- Multiple pilot trials
completed
- Pivotal trials started Q4, 07
- NDA 505(B)2 planned 2008
- 1
st
extended-release OTC
ibuprofen
- 1 tablet vs. 3 every 12 hrs.
- Lower cost
- Patent protected
OTC Analgesic CDT – 12 hr
Ibuprofen
Current
Market
Estimate
(1)
Status Potential Advantages Application Lead Products
Notes:
(1)
Market Data Sources – IMS, Data Monitor, industry analysts, company disclosures, SCOLR estimates.

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
Wyeth Termination Expands Opportunities
for First OTC Extended-Release Ibuprofen
Background
Global Licensing Agreement signed December 2005
Focused on OTC formulation transfer, scale-up, and validation
Wyeth terminated agreement in March 2007 under “no fault”
provision
Current Status
SCOLR advancing commercialization program, Phase III pivotal trials initiated, 4Q 2007
Several “branded” players evaluating licensing
SCOLR considering stand-alone market option

200mg IR
Motrin®
200 mg IR
Advil®
SCOLR CDT®
600mg ER
Brufen Retard
800mg ER
Motrin® Rx
600mg IR

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
CDT tablets compared to existing immediate-release tablets
Rx products for size reference
only
6 tabs/24 hr 6 tabs/24 hr 2 tabs/24 hr
Not Available in US
SCOLR CDT-Ibuprofen: First 12-hour Extended-Release
Tablets

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
12hr CDT-Ibuprofen Release Profile Equals 3 IR Tablets
Clinical trial - Scaled final product formulation
“Highlighted” formulation with improved PK attributes manufactured at suitable commercial scale.
(Coated tablets)
Figure 11.1 - Mean plasma ibuprofen concentration versus time (n=34)
0
2
4
6
8
10
12
14

0 2 4 6 8 10 12 14 16 18 20
Time (hr)
Treatment A: CDT® Ibuprofen Tablet Extended Release, 1 x 600 mg, Lot#: 0601318
Treatment B: Motrin IB Ibuprofen Tablet USP, 1 x 200 mg (t.i.d.), Lot#: MDA132
Min. Effective Concentration
12 Hour
Level
Biovail Contract Research
A Division of Biovail Corporation
Study No.: 3313
Ibuprofen Tablets Extended Release 600 mg
Study Reported: November 20, 2006
Study No.: 3313
Ibuprofen Tablets Extended Release 600 mg
Study Reported: November 20, 2006
as reported by Biovail
Contract Research

Concentration (ng/ml)
Perrigo 12 hr.
CDT® 12 hr.
L054
~1200mg
~350mg

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
MEAN PSEUDOEPHEDRINE PLASMA CONCENTRATIONS
Under Fasted Conditions
0

0 2 4 6 8 10 12 14 16 18 20 22 24
Hours After Dose
TEST
REFERENCE
Initial CDT – Pseudoephedrine testing bioequivalent to Sudafed®
12 hour (Reference Product)
CDT-Pseudoephedrine: Offers Same Drug Load with Smaller,
More Cost-Effective Tablets
N=26 subjects
as reported by
AAIPharma

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
Current Rx Development Targets
$ 3.6 billion Combined Market
(1)
> $1.0 billion
(Global)
-Initial development
announced winter 2006.
-Oral formulation work
ongoing
-Convert current injectible
product to oral tablet
- Ease of administration
- Consumer compliance
- Broad application
Rx Flu Treatment BioCryst
Collaboration:
CDT – Neuraminidase
Inhibitor (Peramivir)
Undisclosed
-Initial development
announced October 2007.
-Oral formulation work
ongoing
- Lower cost
- Patent protected
- Other non-disclosed
Cardiopulomary DRL Collaboration:
Undisclosed CDT-
based Rx target
$ 1.6 billion
(Global)
- 2 Human studies completed
- Results Positive
- Further optimization and
commercial development
ongoing
- Improved absorption
(2)
- 1 tablet vs. 3 every 24 hrs.
- Simplified manufacturing
- Lower cost
- Patent Protected
Rx Anti-Nausea CDT – ER
Ondansetron
$ 1.0 billion
(Global)
-2 Human studies completed
- Results positive
- Further optimization and
commercial development
ongoing
- Less drug for similar
results
(2)
- Simplified manufacturing
- Lower cost
- Patent protected
Rx Osteoporosis CDT – IR Raloxifene
Current
Market
Estimate
(1)
Status Potential Advantages Application Lead Products
Notes:
(1)
Market data sources – IMS, Data Monitor, industry analysts, company disclosures, SCOLR estimates.
(2)
Based on 2004 animal study findings and initial 2005 clinical results

C: 45 mg Raloxifene Tablet with CDT Enhancement
A: Control = 45 mg Raloxifene Tablet without Enhancement
~30% Increase in AUC
>50% increase in Cmax
Raloxifene Plasma Levels

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
CDT Enhances Bioavailability
0.00
50.00
100.00
150.00
200.00
250.00
300.00
0.00 20.00 40.00 60.00 80.00 100.00 120.00 140.00 160.00 180.00
Time (hours)
A-Means C-Means
N=34 subjects
as reported by Biovail
Contract Research

MEAN PLASMA ONDANSETRON CONCENTRATIONS ON LINEAR SCALE

STUDY # 3283 (N=29)

PLASMA CONCENTRATION (ng/mL)
55
50
45
40
35
30
25
20
15
10
5
0
0
5
10
15
20
25
30
35
40
TIme (hrs.)
TREATMENT A: ONDANSETRON CDT (FORMULATION A) TABLET, 1 x 24 mg
TREATMENT D: ZOFRAN TABLET, 1 x 8 mg (tid)

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
Once-Daily CDT-Ondansetron Results Comparable to
Multiple Dose Industry Standard
TIME ABOVE MINIMUM PLASMA CONCENTRATION
as reported by Biovail
Contract Research

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
New Rx Development Targets
$2.3 billion Combined Market
(1)
$ 0.5 billion
(Global)
- Formulation work
initiated Q-4 ’06
- Pilot human study dosing
planned for 2008
- 1 tablet vs. 2 every 24 hrs.
- Improved convenience
- Patent protected
Rx Alzheimer’s Disease CDT – 24 hr
Rivastigmine
$ 1.8 billion
(Global)
-Formulation
work
initiated Q-4 ’06
-Pilot
human study dosing
planned for 2008
-1
tablet vs. 2 every 24 hrs.
-
Simplified manufacturing
- Lower cost
- Patent protected
Rx schizophrenia and
bipolar mania
management
CDT – 24 hr
Risperidone
Current  Market
Estimate
(1)
Status Potential Advantages Application Lead Products
Notes:
(1)
Market data sources – IMS, Data Monitor, industry analysts, company disclosures, SCOLR estimates.

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
2007/08 Strategic Growth Initiatives
Initiate pivotal trials for CDT-Ibuprofen, 4Q - 2007
Submit ANDA for 12 hr CDT-Pseudoephedrine, 2008
Expand “All Day” product suite with Perrigo, 2008
Advance existing portfolio targets
Apply CDT platform to new targets
Enter new alliance and partnership agreements
Build intellectual property estate/portfolio
Raise additional capital to advance and expand
pipeline

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
Management
Daniel O. Wilds, President, CEO and Director, appointed 2003
Previously, Chairman, President and CEO of Northwest Biotherapeutics,
President and CEO of Shiloov Biotechnologies (USA), Adeza Biomedical and
Medisense, President of Baxter’s Chemotherapy Service, and President and
COO of Travenol-Genetech, a joint venture between Baxter International and
Genentech
Alan M. Mitchel, Sr. VP Business & Legal Affairs and CLO, appointed 2005
Extensive legal, business and corporate finance experience most recently at
Gray Cary, Former outside counsel for SCOLR
Stephen J. Turner, VP Research and Development, CTO, appointed 2003
Employed in positions of increasing responsibility at SCOLR since 1999.
Built SCOLR’s R&D and Information Technology Functions
Richard M. Levy, CPA, VP of Finance, CFO, appointed 2006
Previously Corporate Controller for Safeco Insurance, CFO for the Specialty
Finance Segment and Corporate Controller for Washington Mutual Bank,
Senior Vice President and Controller of Texas operations at Bank of America
Tanya Raco, Assoc. VP of Regulatory and Quality Affairs, appointed 2006
Employed in positions of increasing responsibility at SCOLR since 1997.
Built SCOLR’s Regulatory and Quality Assurance Functions

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
Balance Sheet and Capital Structure
Balance Sheet Data
September 30, 2007
(In Thousands)
Cash and Investments    $11,400
Working Capital 10,500
Total Assets 13,200
Total Debt 210
(In Millions)
Common Shares Outstanding 38.2
Fully - Diluted Shares 43.9

Copyright©2007, SCOLR Pharma, Inc.

November 2007
SCOLR Pharma, Inc. Amex:  DDD
SCOLR Pharma
Well Positioned for the Future
Large, growing markets
Unique, broadly applicable, patented technology platform with important benefits
Expanding prescription and OTC pipeline with multiple clinical and pre-clinical candidates
Royalty revenues from existing products
Value driving milestones
Experienced management team
®

Surmount
Delivery Barriers

With Our Self Correcting Oral Systems

Copyright©2007, SCOLR Pharma, Inc. 26 November 2007 SCOLR Pharma, Inc. Amex: DDD SCOLR Pharma, Inc. 3625 132 Ave SE, #400 Bellevue, WA. 98006 www.scolr.com nd